UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 7, 2005


                              Amexdrug Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Nevada                         0-7473                   95-2251025
------------------------      ----------------------      -------------------
(State of Incorporation)      Commission file number       (I.R.S. Employer
                                                           Identification No.)

                     8909 West Olympic Boulevard, Suite 208
                            Beverly Hills, California
               --------------------------------------------------
               (Address of principal executive offices, zip code)


                                 (310) 855-0475
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         As reported in Amexdrug Corporation's ("Amexdrug") quarterly report on Form 10-QSB for the period ended June 30, 2005, Amexdrug's wholly-owned subsidiary, Allied Med, Inc., entered into an agreement on July 22, 2005, with Prakash "Mike" Charu to acquire all the business assets and shares of stock of Dermagen, Inc., a California corporation ("Dermagen") for $120,000 cash. Mr. Charu and Muhammad Majeed are the only shareholders of Dermagen. Mr. Charu executed the agreement on behalf of both shareholders. Related escrow instructions were signed by the parties on August 5, 2005. On September 20, 2005, the parties agreed to reduce the purchase price to $70,000 cash.

         A copy of the Offer to Purchase Business and Stock dated July 22, 2005 is attached to Amexdrug's quarterly report for the period ended June 30, 2005 as
Exhibit 10.1, and incorporated herein by this reference. It was subsequently amended to provide that Dermagen would become a direct subsidiary of Amexdrug upon closing.

ITEM 8.01.  OTHER EVENTS.

         Amexdrug completed its purchase of Dermagen on October 7, 2005 with Amexdrug paying $70,000 cash to the Dermagen shareholders. Amexdrug borrowed approximately $40,000 from Nora Amin, the wife of Amexdrug's CEO, which was used to complete the acquisition. Dermagen is now an operating subsidiary of Amexdrug. The acquisition of Dermagen is not considered to be an acquisition of a significant amount of assets which would require audited financial statements of Dermagen.

         Dermagen has a US-FDA registered and state FDA approved facility licensed to manufacture certain pharmaceutical products, medical devices and cosmetic products. Dermagen has been owned and operated by pharmacists for over 10 years. Dermagen can provide complete development services including design, risk analysis, qualification of raw material vendors, complete set of specifications, and prepare stability data. Its staff has over 30 years of experience in product development, pilot batches, commercial production and distribution for large leading international companies.

         Dermagen has developed over 500 formulations, of which approximately 150 are actively marketed by Dermagen.

         Dermagen's manufacturing facility can produce approximately 12,000 units per 8 hour shift with existing equipment. This has the present capacity to produce products with potential gross sales of up to $3,000,000 if the manufacturing facility is operated using one shift per day, or up to $9,000,000 in potential annual sales if the manufacturing facility operates three shifts per day for an entire year. However, the Company can offer no assurance that market demand for products will grow to a level sufficient to justify operating the facility on a full time basis.



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         Dermagen's clientele include companies outsourcing liquid
pharmaceuticals, diagnostics, biotech products, oral liquids, topical products, sport drinks, ethnic topical preparations, and respiratory therapies. Contract services range from blending, filling, packaging, repacking, and kit assembly. Dermagen's facility is equipped to fill products in metal, multi-layer, or plastic tubes; plastic, glass and special designed containers with closure features.

         Dermagen dispenses formulae prescribed by doctors that include topical and oral products with herbs and botanical extracts. These specially formulated products comprehend non-commercial concentration or combination of active drugs, extemporaneous preparations, patient customized formulations, etc.

         Dermagen stainless steel compounding and holding tanks feature DCI and other major brands jacketed reactors with dual mixing & scrapers, sanitary connection, and sanitary pump assisted transfer system.

         Dermagen's water system complies with USP Purified Water requirements and Dermagen offers a wide selection of final product filtration and microenvironment possibilities to protect the filling operation. Dermagen can deliver concentrate in bulk or as final.

         Dermagen is well equipped to formulate, compound, fill and pack topical cream, lotion and ointment; oral liquids and nutrition supplements containing herbal extracts.

         Research and Development Department of Dermagen- Board of Directors and Advisory Board of Chemists and Pharmacists include the following personnel:

Management
----------

    *    President - Jack Amin, the CEO of Amexdrug, is the new President of
         Dermagen

    *    Operations Manager - Valentin Baltazar

    * Consultant - Mike Charu, MS;R.Ph., the former President of Dermagen will serve as a consultant

         Consultant - Mike Charu

         Mr. Charu has over 30 years of experience in the dermatology field. Before starting Dermagen, he was the Senior Scientist of Products Development at Herbert Labs, a division of SmithKline Beecham, and previously worked for Boots Drugs Company of England. He holds a Master Degree in industrial pharmacy from Long Island University in New York. In addition, Mr Charu is a Registered Pharmacist in New York. Also, he received High Honors for works with natural products, and is the author of US-Patent No.5,914,334 "Stable gel formulation for topical treatment of skin conditions" (22 JUN 1999).


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         Operations Manager - Valentin Baltazar

         Mr. Baltazar has over 15 years of experience in managing dermatology and cosmetic operations. Before joining Dermagen, he was the Production Manager for Hearth Science.

Advisory Board
---------------

    *    M. Majeed, Ph.D.
         ----------------

    *    F. H. Boehm, III Ph. D.
         -----------------------

    *    Jasbir Dhanjal, MSc.
         --------------------

    *    Charles F. Lustick, R. Ph.
         --------------------------

    *    Humberto Zardo, B.S. Ind. Pharm., MSc.
         --------------------------------------

         M. Majeed, Ph.D. Dr. Majeed received his Ph. D. in Pharmaceutics from St. Johns University, New York. He is the co-founder of Dermagen and is considered a "guru" of herbal products. Dr. Majeed is the author of several US Patents on bioavailability enhancers, bioprotectants, and nutritional products (5,536,506 (16 JUL 2996); 5,744,161 ( 28 APR 1998); 5,783,603 ( 21 JUL 1998);
5,804,596 (08 Sep 1998); 5,861,415 (19 JAN 1999); and 5,972,382 (26 OCT 1999).
He also has European/World Patents published, and Patents pending on Tetrahydrocurcinoids, Boswellin?, Berberine, and Citrin? K.

         F. H. Boehm, III Ph. D. Dr. Boehm has over 20 years of experience in managing marketing studies and product introduction in the pharmaceutical, OTC and nutraceuticals fields.

         Jasbir Dhanjal, MSc. Mr. Dhanjal is the Vice President of Operations of K C Pharmaceuticals, California - USA. He has over 30 years of progressive management responsibilities within the pharmaceutical industry, including Director of Operations for Herbert Labs, a division of SmithKline Beecham. Mr. Dhanjal has also provided technical assistance for health care projects in Argentina, Brazil, Canada, China, Colombia, Indonesia, Ireland, Mexico, New Zealand, Puerto Rico and Thailand. He holds degrees in Biology and Chemistry.

         Charles F. Lustick, R. Ph. Mr. Lustick has over 20 years of practicing pharmacy and is a well respected professional in this field. He has intimate contact with patients and coordinates the development of new products. Through his practice he gained significant experience on how natural products actual work on patients.

         Humberto Zardo, B.S. Ind. Pharm., MSc. Mr. Zardo is an independent consultant in International Pharmaceutical Development to private and public organizations within the health care business. His previous jobs in the industry include Technical Director for the Program for Appropriate Technology in Heath, Seattle, WA - USA and Director of Operations for Allergan (Brazil and International). Mr. Zardo has contributed to the success of more than 25 health care organizations in over 20 different countries. He holds a degree and Industrial Pharmacy and post-graduation (Masters) in Biotechnology.


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         The Board of Advisors will continue in their capacities with Dermagen.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

         10.1  Offer to Purchase Business     Incorporated herein by reference
               and Stock of Dermagen, Inc.    from the Company's Quarterly
               dated July 22, 2005            Report on Form 10-QSB for the
                                              quarter ended June 30, 2005



















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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMEXDRUG CORPORATION


Date: October 14, 2005                      /s/ Jack Amin
                                           ----------------------------
                                           Jack Amin, President


























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                                  EXHIBIT INDEX



Exhibit Number      Exhibit Contents
--------------      ----------------

    10.1            Offer to Purchase Business     Incorporated herein by
                    and Stock of Dermagen, Inc.    reference from the Company's
                    dated July 22, 2005            Quarterly Report on Form
                                                   10-QSB for the quarter ended
                                                   June 30, 2005























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